EXHIBIT 10.5

                    AMENDMENT NO. 4 TO FORBEARANCE AGREEMENT

            This Amendment No. 4 (the "Fourth Amendment") dated as of April 1, 2006 to Forbearance Agreement (the "Forbearance Agreement") dated as of November 27, 2002 by and between Gilman + Ciocia, Inc., a Delaware corporation, located at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Borrower"), North Ridge Securities Corp. ("North Ridge"), Prime Capital Services, Inc. ("Prime"), the following guarantors: Prime Financial Services, Inc., North Shore Capital Management Corp. ("North Shore"), Asset & Financial Planning, Ltd., e1040.com, inc, G + C Schlager & Associates Inc., G + C Mortgage Line Inc. (the "Corporate Guarantors"), Thomas Povinelli, James Ciocia and Michael Ryan (the "Individual Guarantors" and collectively, with the Corporate Guarantors, the "Guarantors" and individually, a "Guarantor") and Wachovia Bank, National Association, formerly known as First Union National Bank, having an office at 190 River Road, Summit, New Jersey 07901 (the "Bank").

                              W I T N E S S E T H:

            WHEREAS, the Bank, the Borrower, North Ridge, Prime and the Guarantors entered into a certain Revolving Credit and Term Loan Agreement dated as of December 27, 2001 ("Loan Agreement"), pursuant to which the Bank made available certain credit facilities described therein (the Loan Agreement, together with all of the security agreements, assignments and any other documents given by the Borrower, Prime and/or Guarantors in favor of the Bank, hereinafter the "Loan Documents");

            WHEREAS, the Bank extended a credit facility to the Borrower for working capital pursuant to a Revolving Credit Note dated as of December 27, 2001 in the original principal amount of $2,000,000. (the "Revolving Credit Note");

            WHEREAS, the Bank extended a term credit facility to the Borrower pursuant to a Term Loan Note dated as of December 27, 2001 in the original principal sum of $5,000,000. (the "Term Loan Note" and together with the Revolving Credit Note, the "Loan");

            WHEREAS, the Borrower was in default of certain financial covenants described in that certain Notice of Default and Demand for Payment dated September 19, 2002 from counsel to the Bank to Borrower, Prime and Guarantors;

            WHEREAS, as a result of such default, the obligations under the Loan were due and payable;

            WHEREAS, Borrower and Guarantors were unable to repay the Loan which was due and payable and requested the Bank forbear from enforcing its rights under the Loan Documents;

            WHEREAS, the Bank agreed to so forbear and as a result Borrower, Prime and the Guarantors entered into the Forbearance Agreement;

            WHEREAS, the Borrower informed the Bank that it would be unable to repay the Loan on the Maturity Date as set forth in the Forbearance Agreement and requested the Bank further forbear and extend the time of payment for the

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Loan and as a result Borrower, Prime, North Ridge and the Guarantors (with the exception of Thomas Povinelli) entered into an Amendment to Forbearance Agreement, dated as of June 18, 2003 (the "First Amendment") which inter alia, extended the maturity date to July 1, 2004 (the "First Extended Maturity Date");

            WHEREAS, the Borrower informed the Bank that it would be unable to repay the Loan on the First Extended Maturity Date as set forth in the First Amendment and requested the Bank further forbear and extend the time of payment for the Loan and as a result Borrower, Prime and the Guarantors (with the exception of Thomas Povinelli) entered into an Amendment No. 2 to Forbearance Agreement, dated as of March 4, 2004 (the "Second Amendment") which inter alia, extended the maturity date to July 1, 2005 (the "Second Extended Maturity Date");

            WHEREAS, the Borrower informed the Bank it would be unable to repay the Loan on the Second Extended Maturity Date as set forth in the Second Amendment and requested the Bank to further forbear from enforcing its rights under the Loan Documents and to further extend the time of payment for the Loan to and including March 10, 2008 (the "Third Extended Maturity Date") and the Bank agreed to so forbear, absent its demand, under the terms and conditions set forth in that certain Amendment No. 3 to Forbearance Agreement, dated as of March 1, 2005 (the "Third Amendment") by and between Borrower, Prime and certain Guarantors (with the exception of Thomas Povinelli);

            WHEREAS, the Borrower has (i) informed the Bank that it is unable to make the payments required (a) under the Third Amendment and has requested the Bank to forbear from enforcing its rights under the Loan Documents and modify the monthly payment amount due on the Loan and further extend the Third Extended Maturity Date of the Loan to and including October 10, 2008 (the "Extended Maturity Date") and (b) in that certain consent letter issued by the Bank to the Borrower dated as of August 5, 2005 (the "Consent Letter") and (ii) requested that the Bank release its interest in the $862,000 Promissory Note made by Daniel R. Levy to Borrower dated January 29, 2004 (the "Note"), which Note is collaterally assigned to the Bank;

            WHEREAS, the Borrower has advised the Bank that it will comply with a repayment schedule to repay the Bank as set forth herein;

            WHEREAS, the Bank has agreed to so forbear, absent its demand, under the terms and conditions set forth in this Fourth Amendment;

            WHEREAS, the Borrower has informed the Bank that Thomas Povinelli will not sign this Fourth Amendment.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to continue the existing loan facility and extend payment of the Loan, the Borrower and undersigned Guarantors hereby agree with the Bank as follows:

            Section 1. Confirmation of Amount Due. The Borrower, and the undersigned Guarantors represent and warrant that as of April 11, 2006 they are legally, validly and enforceably indebted to the Bank under the Revolving Credit
Note in the principal amount of $739,929.07 and under the Term Loan Note in the principal amount of $849,084.00, both of which are due and payable without offset, claim, defense, counterclaim or right of recoupment.


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            Section 2. Article Amendments.

      (a) Article II, B of the Forbearance Agreement, as amended by the First Amendment, Second Amendment and Third Amendment, shall be deleted in its entirety and replaced with the following:

            "B. Repayment of Loan. The Borrower shall make payments to the Bank:

                  (i) with respect to the Revolving Credit Note, absent demand, accrued interest monthly as set forth below on the 10th day of each month beginning on April 10, 2006 and continuing on the 10th day of each month thereafter until October 10, 2008 (the "Extended Maturity Date"), plus principal payments in reduction of the Revolving Credit Note, in the principal amount of $25,000. on the 10th day of each month beginning April 10, 2006 and on the 10th day of each month thereafter until the Extended Maturity Date and the remaining principal balance and any accrued interest on the Extended Maturity Date; and

                  (ii) with respect to the Term Loan Note, absent demand, accrued interest monthly as set forth below on the 10th day of each month beginning on April 10, 2006 and continuing on the 10th day of each month thereafter until the Extended Maturity Date, plus principal payments in reduction of the Term Loan Note in the principal amount of $25,000. on the 10th day of each month beginning April 10, 2006 and on the 10th day of each month thereafter until the Extended Maturity Date and the remaining principal balance and any accrued interest on the Extended Maturity Date."

            Section 3. North Ridge Note. Upon completion by the Borrower, to the satisfaction of the Bank, of the conditions precedent set forth below, the Bank will deliver to the Borrower the original Note and cancel the collateral assignment.

            Section 4. Bullet Payment due March 10, 2006. Provided Borrower completes the conditions precedent set forth below, to the satisfaction of the Bank, the Bank hereby agrees to waive the extra principal payment due on or before April 1, 2006 in the sum of $74,205.42 as otherwise required in the Consent Letter.

            Section 5. Conditions Precedent to This Fourth Amendment. The effectiveness of this Fourth Amendment shall be expressly subject to receipt by the Bank of the following items:

      (a) a fully executed Fourth Amendment;

      (b) payment of an extension fee to the Bank in the amount of $10,000.

      (c) payment of all fees and expenses of counsel to the Bank in connection with the negotiation and preparation of this Fourth Amendment; and

      (d) such other agreements and instruments as the Bank reasonably deems necessary to carry out the terms and provisions of this Fourth Amendment.

            Section 6. Representations True; No Default. The Borrower, Prime and the undersigned Guarantors hereby represent and warrant that:

      (a) Except as otherwise expressly disclosed to the Bank in writing by the Borrower, any and all of the representations and warranties contained in the Forbearance Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date.

      (b) Except as otherwise expressly disclosed to the Bank in writing by the Borrower, no event has occurred and is continuing which constitutes a Default or an Event of Default under the Forbearance Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute such Default or Event of Default.

      (c) No material adverse change has occurred in the Borrower's financial status since the execution of the Forbearance Agreement;

      (d) There is no pending or threatened action or proceeding affecting the Borrower before any court, governmental agency or arbiter, which may materially affect the financial condition or operations or prospects of the Borrower or which purports to affect the legality, validity or enforceability of this Fourth Amendment, or the Forbearance Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, or the Loan, except as described in Schedule 1 hereto.

      (e) No UCC liens have been filed against the Borrower or Prime since the execution of the Third Amendment except as described in Schedule 2 hereto.

      (f) No judgments have been entered against either the Borrower or Prime since the execution of the Third Amendment, except as described in Schedule 3 hereto.

            Section 7. Ratification. Except as expressly amended hereby, the Forbearance Agreement, the First Amendment, the Second Amendment, the Third Amendment and the other Loan Documents shall remain in full force and effect. The Forbearance Agreement, First Amendment, the Second Amendment and the Third Amendment, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect. Borrower, Prime and the undersigned Guarantors hereby acknowledge and affirm: (i) the continuing validity of the Forbearance Agreement, First Amendment, Second Amendment and Third Amendment; (ii) all of the terms, conditions and obligations contained in the Forbearance Agreement, First Amendment, Second Amendment and Third Amendment are and shall remain in full force and effect, except as hereby amended; (iii) that the Forbearance Agreement, as amended, is a legal, valid and binding obligation of Borrower, Prime and Guarantors, and the obligations and liabilities thereunder shall not be diminished by the execution of this Fourth Amendment or by any of the terms, provisions or conditions of this Fourth


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

Amendment; (iv) all appropriate corporate authorizations have been obtained for this execution of this Fourth Amendment; and (v) that this Fourth Amendment is executed by Borrower as an inducement to the Bank to enter into this Fourth Amendment, and with the knowledge that the Bank shall rely on the statements made herein when executing this Fourth Amendment. The failure of Thomas Povinelli to execute this Fourth Amendment shall not, and is not intended to, in any way whatsoever release or discharge Thomas Povinelli from his obligations and liabilities to the Bank pursuant to that certain Joint and Several Guaranty of Payment dated as of December 27, 2001.

            Section 8. Definitions and References. Capitalized terms not otherwise defined in this Fourth Amendment and used herein and which are defined in the Loan Agreement or in the other Loan Documents shall have the meanings herein as therein ascribed to them. The term "Agreement" as used in the other Loan Documents or any other instrument, document or writing furnished to the Bank by Borrower shall mean the Loan Agreement as hereby amended.

            Section 9. Expenses; Additional Information. The Borrower shall pay to the Bank all reasonable and actual expenses incurred by the Bank since the execution of the Forbearance Agreement and in connection with the preparation, negotiation and execution of this Fourth Amendment and authorizes the Bank to deduct such expenses from its account at the Bank.

            Section 10. Notices. All Notices and other communications provided for hereunder shall be delivered in accordance with the terms of the Forbearance Agreement.

            Section 11. Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the Bank and the Borrowers, Prime or Guarantors and their respective successors and assigns, except that the Borrowers, Prime and Guarantors may not assign or transfer any of its rights under the Loan Documents, Forbearance Agreement, or this Fourth Amendment, without the prior written consent of the Bank.

                   (REMAINDER OF PAGE INTENTIONALY LEFT BLANK)


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            Section 12. Miscellaneous. This Fourth Amendment (a) shall be binding upon and inure to the benefit of Borrower and the Bank and their respective successors, assigns, receivers and trustees (provided, however, that Borrower shall not assign its rights and obligations hereunder without the prior written consent of the Bank); (b) can be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the Forbearance Agreement, First Amendment, Second Amendment, Third Amendment and Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Fourth Amendment. Borrower, Prime and Guarantors hereby acknowledge and agree that the Bank has not made any representations to induce them to enter into this Fourth Amendment except as expressly set forth herein and even if any such representations other than those expressly set forth herein were made they were not relied on in entering into this Fourth Amendment.

            IN WITNESS WHEREOF, the undersigned, if a corporation, has caused this Agreement to be executed by its respective officer thereunto duly authorized, as of the date first above written.

                                        Gilman + Ciocia, Inc., as Borrower


                                        By: /s/ Michael Ryan
                                            ------------------------------------
                                            Michael Ryan
                                            President

                                        Wachovia Bank, National Association,
                                        f/k/a First Union National Bank, as Bank


                                        By: /s/ Joseph P. Hanley
                                            ------------------------------------
                                            Joseph P. Hanley
                                            Vice President
AGREED AND ACCEPTED:


/s/ Michael Ryan
----------------------------------
Michael Ryan, Individual Guarantor


/s/ James Ciocia
----------------------------------
James Ciocia, Individual Guarantor

Prime Capital Services, Inc.


By: /s/ Michael Ryan
    -----------------------------
    Michael Ryan
    President


Prime Financial Services, Inc.


By: /s/ Michael Ryan
    -----------------------------
    Michael Ryan
    President


Asset & Financial Planning, Ltd.


By: /s/ Michael Ryan
    -----------------------------
    Michael Ryan
    President


e1040.com, Inc.


By: /s/ Michael Ryan
    -----------------------------
    Michael Ryan
    President


G + C Schlager & Associates Inc.,


By: /s/ Michael Ryan
    -----------------------------
    Michael Ryan
    President


G + C Mortgage Line Inc.


By: /s/ Michael Ryan
    -----------------------------
    Michael Ryan
    President

COUNTY OF DUTCHESS,
STATE OF NEW YORK.

            On the 20th day of March in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared Michael Ryan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


    [ILLEGIBLE STAMP]                      /s/ Ted H. Finkelstein
                                          -------------------------
                                                Notary Public

COUNTY OF HILLSBOROUGH
STATE OF FLORIDA.

            On the 27th day of March in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared James Ciocia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                           /s/ Andromahi J. Denny
                                          -------------------------
                                                Notary Public

                                       -----------------------------------------
                                                      ANDROMAHI J. DENNY
                                       [LOGO]  Notary Public - State of Florida
                                              My Commission Expires Jan 25, 2009
                                                    Commission # DO 390201
                                                Bonded by National Notary Assn.
                                       -----------------------------------------